Exhibit 99.1

NETSPEND CORPORATION

 TERMINATION AND CONSULTING AGREEMENT

This Termination and Consulting Agreement (the “Agreement”) is made and entered into as of November 15, 2011 by and between NetSpend Corporation, a Delaware corporation (the “Company”), and Tom Cregan, an individual resident of the state of Texas (the “Consultant”).

WHEREAS, the Consultant is employed as the Executive Vice President, Partner Channel of the Company;

WHEREAS, the Consultant and the Company have previously entered into that certain Amended and Restated Management Employment Agreement, dated as of June 10, 2010 (the “Employment Agreement”);

WHEREAS, capitalized terms used without definition herein shall have the meanings assigned to such terms in the Employment Agreement;

WHEREAS, the Consultant has determined to resign from further employment with the Company, effective as of November 15, 2011 (the “Effective Date”) and the Company has determined to accept such resignation; and

WHEREAS, following such resignation, the Company has determined to engage Consultant as a consultant in accordance with the terms and conditions of this Agreement and Consultant has agreed to accept such engagement and perform the services described herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereby agree as follows:

1.   Resignation.  Consultant hereby resigns as the Executive Vice President, Partner Channel of the Company and from any positions Consultant may hold as an officer, director or employee of any affiliate of the Company, including without limitation Skylight Financial, Inc., Skylight Acquisition I, Inc., NetSpend Payment Services, Inc.  and NetSpend Holdings, Inc., and the Company hereby accepts such resignation.  The resignation of Consultant shall be considered a termination of Consultant’s employment with the Company by Consultant without Good Reason, all as contemplated by Section 4(f) of the Employment Agreement.

2. Accrued Obligations.  The Company and its affiliates, as applicable, shall pay to Consultant all of the Accrued Obligations described in Section 5(a)(i) of the Employment Agreement in accordance with the normal post-termination practices of the Company.  Consultant acknowledges and agrees that he is not entitled to any other severance benefits, compensation or other fringe benefits following the Effective Date.  Payment of the Accrued Obligations shall be made regardless of whether Consultant executes or revokes the release described in Section 5 of this Agreement.

3. Retention as a Consultant.  Provided that the “Release Effective Date” occurs, Consultant shall be retained as a Strategic Sales Consultant to the Company, effective as of the Effective Date.  In such capacity, Consultant shall consult from time to time with the senior managers of the Company regarding the optimal means to solicit and support existing and potential strategic customers of the Company, all as the Chief Executive Officer of the Company may from time to time request during the term of this Agreement; provided, however, that Consultant shall not be required to provide more than ten hours of consulting support in any given calendar month during  the term of this Agreement.  Consultant will not be compensated for providing such services, although Consultant will be reimbursed for all reasonable and necessary expenses actually incurred or paid by Consultant in the performance of his duties under this Agreement upon the submission and approval of expense statements, vouchers or other supporting documentation in accordance with the Company’s then-customary practices.  In the event that the Release Effective Date does not occur, this Agreement, other than Sections 1 and 2 hereof shall be wholly null and void ab initio and of no further force or effect.

4. Term of Consulting Relationship.  This Agreement and any consulting relationship created hereby will terminate on March 31, 2012 (such date, or any earlier date upon which this Agreement is terminated, is hereinafter referred to as the “Termination Date”), unless extended by mutual agreement of the parties.

5. Release.  As a condition to the creation of the consulting relationship contemplated by this Agreement, Consultant must execute and deliver the release (the “Release”) attached hereto as Exhibit A on or before November 23, 2011 and not revoke the same during the revocation period (the “Revocation Period”) described in Section 6 of the Release.  If Consultant executes the Release on or before the aforesaid date and does not revoke it during the Revocation Period, this Agreement shall be effective on the “Release Effective Date” (as such term is defined in the Release).

6. Treatment of Stock Options.   Consultant and the Company acknowledge and agree that Consultant is the holder of the following options (the “Options”) under the NetSpend Holdings, Inc.  Amended and Restated 2004 Stock Option and Restricted Stock Plan (the “Plan”):

Grant Date	Vesting Measurement Date	Exercise Price per Share	Number of Shares
May 8, 2008	March 1, 2008	$3.45	50,000
July 10, 2008	March 1, 2008	$3.45	50,000
July 10, 2008	March 1, 2008	$3.45	200,000
February 5, 2009	February 5, 2009	$3.47	100,000
April 20, 2010	March 25, 2010	$3.78	400,000

If the Release Effective Date occurs, Consultant will, solely for purposes of the Plan and the  Options, be considered to have remained in the continuous employ of the Company through the Termination Date, with the effect that the Options will generally continue to vest and become exercisable in accordance with their terms through the Termination Date and Consultant will retain such portions of the Options which shall have vested on or before the Termination Date for 90 days following the Termination Date (or such longer period as may be provided in the relevant Option agreement).  Further, if the Release Effective Date occurs, the Company agrees that it shall not, during such time as one or more of the Options remain outstanding,  amend any option held by an officer of the Company who is subject to the reporting requirements of Section 16 of the Exchange Act of 1934, as amended,  that is substantially similar to one or more of the Options without offering to amend the corresponding Option held by Consultant in a like manner.  Any portion of an Option which shall not have vested on or before the Termination Date will terminate on the Termination Date.  Notwithstanding the foregoing the exercisability of any Option is subject to Consultant’s continued compliance with the provisions therof relating to any breach by Consultant of any confidentiality, non-solicitation or non-competition agreement between Consultant and the Company or any of its affiliates (including those set forth in Section 6 of the Employment Agreement) and Consultant’s obligation to refrain from engaging in any “Detrimental Activity” (as such term is defined in the agreements (the “Option Agreements”) setting forth the terms and conditions of the Options.

7.           Review of this Agreement.  Consultant acknowledges that he has been advised to consult with an attorney before signing this Agreement and that Consultant is relying solely on his own judgment and the advice of his own counsel in determining whether to enter into this Agreement.  Consultant further acknowledges that the Company has informed him that he has been given 30 days to review this Agreement, although Consultant may waive this review period and sign this Agreement prior to its expiration.

8.           IP Assignment.  (a)  Consultant agrees that all copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets (collectively, “Work Product”) conceived, discovered, developed or reduced to practice by Consultant, solely or in collaboration with others, during the term of this Agreement which relate in any manner to the business of the Company that Consultant may be directed to undertake, investigate or experiment with, or which Consultant may become associated with in work, investigation or experimentation in the Company’s line of business in performing services hereunder, are the sole property of the Company.  Consultant further agrees to assign (or cause to be assigned) and does hereby assign fully to the Company all Work Product and any copyrights, patents, mask work rights or other intellectual property rights relating thereto.  Consultant hereby waives any and all moral rights.

(b)   Consultant agrees to assist Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in the Work Product and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title and interest in and to such Work Product, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto.  Consultant further agrees that Consultant’s obligation to execute or cause to be executed, when it is in Consultant’s power to do so, any such instrument or papers shall continue after the termination of this Agreement.

(c)   Consultant agrees that if in the course of performing services hereunder, Consultant incorporates into any Work Product developed hereunder any invention, improvement, development, concept, discovery or other proprietary information owned by Consultant or in which Consultant has an interest, (i) Consultant shall inform Company, in writing before incorporating such invention, improvement, development, concept, discovery or other proprietary information into any Work Product; and (ii) the Company is hereby granted and shall have a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license to use, perform, display, make, reproduce, make derivative works, import, sell, offer for sale, license, distribute, and otherwise dispose of such invention, improvement, development, concept, discovery or other proprietary information as part of or in connection with such Work Product, with the right to license such rights to others.  Consultant shall not incorporate any invention, improvement, development, concept, discovery or other proprietary information owned by any third party into any Work Product without Company’s prior written permission.

(d)   Consultant agrees that if the Company is unable because of Consultant’s unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant’s signature to apply for or to pursue any application for any United States or foreign patents or mask work or copyright registrations covering the Work Product assigned to the Company above, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney in fact, to act for and in Consultant’s behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations thereon with the same legal force and effect as if executed by Consultant.

(e) Consultant further warrants that: (i) the Work Product is or will be original to Consultant; (ii) Consultant has not previously granted and will not grant any rights in the Work Product to any third party that are inconsistent with the rights granted to Company herein; (iii) all Work Product, and the intended uses thereof, shall be free of any third party claims with respect to intellectual property or other proprietary rights and shall be free of any third party liens, encumbrances, security interests, or any similar restrictions; and (iv) Consultant has full power and authority to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted to Company hereunder.

.1 (f)  Consultant certifies that Consultant has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude Consultant from complying with the provisions hereof, and further certifies that Consultant will not enter into any such conflicting agreement during the term of this Agreement.

.2 9.  Termination.  Consultant may terminate this Agreement immediately upon written notice to the Company.   The Company may terminate this Agreement immediately upon written notice to Consultant in the event Consultant should breach any of his post-termination covenants and agreements with the Company under the Employment Agreement, including without limitation those contained in Sections 6 and 8(b) of such Agreement, or if the Company should terminate the consulting relationship of Consultant for “Cause”( as such term is defined in the Option Agreements and the Plan).  For purposes of this Agreement and the Employment Agreement, the Restricted Period described in the Employment Agreement shall expire on the first anniversary of the Effective Date.  The provisions of Section 8 of this Agreement shall survive its termination.

10.  Assignment.  Neither this Agreement nor any right hereunder or interest herein may be assigned or transferred by Consultant without the express written consent of the Company.

11.  Independent Contractor.  It is the express intention of the parties that Consultant is an independent contractor.  Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of the Company.  Consultant acknowledges and agrees and it is the intent of the parties hereto that Consultant shall not receive any Company-sponsored benefits from the Company, including, but not limited to, paid vacation, sick leave, medical insurance, and 401(k) participation, except to the extent the same constitute Accrued Obligations.  If Consultant is reclassified by a state or federal agency or court as an employee, Consultant will become a reclassified employee and will receive no benefits except those mandated by state or federal law, even if by the terms of the Company’s benefit plans in effect at the time of such reclassification Consultant would otherwise be eligible for such benefits.

12.  Governing Law.  This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Texas.

13.  Entire Agreement.  This Agreement, together with the Employment Agreement and the Option Agreements, between Consultant and Company, constitutes the entire agreement of the parties and supersedes any prior agreements between them, whether written or oral, with respect to the subject matter hereof.  No waiver, alteration, or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto.

14.  Severability.  The invalidity or unenforceability of any provision of this Agreement, or any terms thereof, shall not affect the validity of this Agreement as a whole, which shall at all times remain in full force and effect.

15.  Notices.   Any notice given under this Agreement shall be addressed to the party being notified at the address set forth on the signature page to this Agreement or to such other address as either party may notify the other of and shall be deemed given upon delivery if personally delivered or transmitted via facsimile or reliable overnight carrier (with tracking capability), or forty-eight (48) hours after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested.

16.  Section 409(A).  Notwithstanding anything herein to the contrary, this Agreement is intended to be interpreted and operated so that the payments and benefits set forth herein either shall either be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) or shall comply with the requirements of such provision; provided, however, that in no event shall the Company be liable to Consultant for or with respect to any taxes, penalties or interest which may be imposed upon Consultant pursuant to Section 409A.  Consultant hereby acknowledges and agrees that no representations have been made to him relating to the tax treatment of any payments made pursuant to this Agreement under Code Section 409A and the corresponding provisions of any applicable state income tax laws.

With respect to reimbursements (whether such reimbursements are for business expenses or, to the extent permitted under the Company’s policies, other expenses) and/or in-kind benefits, in each case, that constitute deferred compensation subject to Code Section 409A (as determined by the

Company in its sole discretion), each of the following shall apply: (1) no reimbursement of expenses incurred by Consultant during any taxable year shall be made after the last day of the following taxable year of Consultant, (2) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during a taxable year of Consultant shall not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, to Consultant in any other taxable year, and (3) the right to reimbursement of such expenses or in-kind benefits shall not be subject to liquidation or exchange for another benefit.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Company:		Consultant:

NETSPEND CORPORATION		TOM CREGAN

By:	/s/ Charles J. Harris	By:	/s/ Thomas A. Cregan
Print Name:	Charles J. Harris	Print Name:	Tom Cregan
Title:	President	Title:
Address:	701 Brazos Street, Suite 1200 Austin, Texas 78701	Address:

The following Schedules and Exhibits have been omitted from this Exhibit:

Exhibit A – Form of Release

The registrant will furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon the request of the Commission.